QUARTERLY SUPPLEMENTAL INFORMATION

CARTER VALIDUS® MISSION CRITICAL REIT II

FOURTH QUARTER 2019

www.cvmissioncriticalreit2.com

Safe Harbor Statement and Non-GAAP Measures

Forward Looking Statements

Certain statements contain herein, other than historical fact, may be considered forward-looking statements within the meaning of Section 27 A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on management's current expectations and beliefs regarding operational strategies, anticipated events and trends, the economy, and other future conditions and are subject to a number of trends and uncertainties. No forward-looking statement is intended to, nor shall it, serve as a guarantee of future performance. You can identify the forward-looking statements by the use of words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek," "should," "will," and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are subject to various risks and uncertainties, and factors that could cause actual results to differ materially from the company's expectations include those described under the section entitles "Risk Factors" in the company's Annual Report on Form 10-K for the year ended December 31,2019, filed with the Securities and Exchange Commission on March 27, 2020. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in the company's filings with the SEC. The company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

Non-GAAP Measures

This presentation contains certain financial information not derived in accordance with the United States generally accepted accounting principles (GAAP). These items include, but are not limited to, earnings before interest, income taxes, depreciation and amortization for real estate (EBITDAre); funds from operations (FFO); modified funds from operations (MFFO); adjusted funds from operations (AFFO); and net operations income (NOI). The measures (and the methodologies used to derive them) may not be comparable to those used by other companies. Refer to the glossary for a detailed explanation of these terms and others appearing in the supplement. Management considers each item an important supplemental measure of operating and financial performance and believes they are frequently used by interested parties in the evaluation of real estate investment trusts. These measures should not be considered as alternatives to net income or loss as an indicator of the company's performance and should be considered only as a supplement to net income or loss and cash flows from operating, investing or financial activities as measure of profitability and/or liquidity, computed in accordance with GAAP.

CARTER VALIDUS® MISSION CRITICAL REIT II

4Q 2019

Supplemental Information as of December 31, 2019

Section — Page

Corporate Address

4890 W. Kennedy Blvd
Suite 650
Tampa, FL 33609

Transfer Agent

DST Systems, Inc.
P.O. Box 219731
Kansas City, MO 64121-9731

Contact Information

Investor Support
888-292-3178

www.cvmissioncriticalreit2.com



See the glossary for a description of the company's non-GAAP financial and operating metrics.

Quarterly Financial Summary

(dollars in thousands, except share data and per share amounts)

The following tables summarize the company's quarterly financial results and portfolio metrics.

Financial Results

	Three Months Ended				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Rental revenue	$ 69,434	$ 48,063	$ 46,937	$ 46,467	$ 46,571
Net income (loss) attributable to common stockholders	$ 1,787	$ (9,630)	$ 6,264	$ 4,361	$ 6,466
Diluted net income (loss) per common share attributable to common stockholders	$ 0.01	$ (0.07)	$ 0.05	$ 0.03	$ 0.05
EBITDAre	$ 49,502	$ 31,702	$ 31,900	$ 32,562	$ 31,804
FFO attributable to common stockholders	$ 33,702	$ 19,624	$ 21,874	$ 22,607	$ 21,876
FFO attributable to common stockholders per diluted share	$ 0.15	$ 0.14	$ 0.16	$ 0.17	$ 0.16
MFFO attributable to common stockholders	$ 27,337	$ 15,696	$ 17,926	$ 18,970	$ 17,569
MFFO attributable to common stockholders per diluted share	$ 0.12	$ 0.11	$ 0.13	$ 0.14	$ 0.13
AFFO attributable to common stockholders	$ 28,311	$ 16,361	$ 18,572	$ 19,599	$ 18,197
AFFO attributable to common stockholders per diluted share	$ 0.13	$ 0.12	$ 0.14	$ 0.14	$ 0.13
Weighted average shares outstanding - diluted	218,955,915	137,063,509	136,161,037	136,204,843	135,297,138

Portfolio Metrics

	Three Months Ended				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Number of properties	152	90	85	85	85
Rentable square feet (in thousands)	8,681	6,117	5,815	5,815	5,815
Weighted average rent escalation	2.4 %	2.2 %	2.2 %	2.2 %	2.1 %
Weighted average occupancy	95.1 %	97.0 %	96.8 %	97.6 %	97.6 %
Weighted average remianing lease term	10.1 years	9.4 years	9.4 years	9.5 years	9.7 years

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Financial Statistics and Ratios

(dollars in thousands, except per share amounts)

Adjusted Interest Coverage Ratio	Three Months Ended December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Interest expense, adjusted	$ 15,721	$ 12,078	$ 10,026	$ 9,955	$ 9,928
EBIT	17,353	2,290	16,157	14,196	15,944
Adjusted interest coverage ratio	1.1 x	0.2 x	1.6 x	1.4 x	1.6 x

Net Debt Ratios	As of December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Principal debt outstanding	$ 1,365,345	$ 906,506	$ 837,069	$ 832,481	$ 822,786
Less: cash and cash equivalents	69,342	67,969	66,049	73,727	68,360
Net debt	1,296,003	838,537	771,020	758,754	754,426
EBITDAre annualized[1]	198,008	126,808	127,600	130,248	127,216
Net debt to EBITDAre ratio	6.5 x	6.6 x	6.0 x	5.8 x	5.9 x
Net debt	$ 1,296,003	$ 838,537	$ 771,020	$ 758,754	$ 754,426
Fair market value of real estate investments	3,241,466	2,054,135	1,997,284	1,997,284	1,997,284
Net debt leverage ratio	40.0 %	40.8 %	38.6 %	38.0 %	37.8 %

Financial Metrics	As of December 31, 2019
Net debt leverage ratio	40.0 %
Net debt to EBITDAre ratio	6.5 x
Adjusted interest coverage ratio	1.1 x
Liquidity[2]	$ 290,800

Key Factors	As of December 31, 2019
Total real estate investment	$ 3,159,096
Net asset value per share[3]	$ 8.65
Class A annualized distribution per share	$ 0.50
Class I annualized distribution per share	$ 0.50
Class T annualized distribution per share	$ 0.41
Class T2 annualized distribution per share	$ 0.41

(1) EBITDAre is annualized based on actual quarter EBITDAre.
(2) Liquidity represents cash and cash equivalents of $69.3 million and borrowing base availability on the company's credit facility of $221.5 million as of December 31, 2019.
(3) The estimated net asset value per share was calculated as of October 31, 2019.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Consolidated Balance Sheets

(dollars in thousands, except share data)

		December 31, 2019	December 31, 2018
ASSETS			
Real estate:			
Land	$	343,444	$ 246,790
Buildings and improvements, less accumulated depreciation of $128,304 and $84,594, respectively		2,422,102	1,426,942
Construction in progress		2,916	—
Total real estate, net		2,768,462	1,673,732
Cash and cash equivalents		69,342	68,360
Acquired intangible assets, less accumulated amortization of $64,164 and $42,081, respectively		285,459	154,204
Right-of-use assets - operating leases		29,537	—
Other assets, net		86,734	67,533
Total assets	$	3,239,534	$ 1,963,829
LIABILITIES AND STOCKHOLDERS' EQUITY			
Liabilities:			
Notes payable, net of deferred financing costs of $2,500 and $3,441, respectively	$	454,845	$ 464,345
Credit facility, net of deferred financing costs of $7,385 and $2,489, respectively		900,615	352,511
Accounts payable due to affiliates		9,759	12,427
Accounts payable and other liabilities		45,354	29,555
Acquired intangible liabilities, less accumulated amortization of $12,332 and $7,592, respectively		59,538	57,606
Operating lease liabilities		31,004	—
Total liabilities		1,501,115	916,444
Stockholders' equity:			
Preferred stock, $0.01 par value per share, 100,000,000 shares authorized; none issued and outstanding		—	—
Common stock, $0.01 par value per share, 510,000,000 and 500,000,000 shares authorized, respectively; 231,416,123 and 143,412,353 shares issued, respectively; 221,912,714 and 136,466,242 shares outstanding, respectively		2,219	1,364
Additional paid-in capital		1,981,848	1,192,340
Accumulated distributions in excess of earnings		(240,946)	(152,421)
Accumulated other comprehensive (loss) income		(4,704)	6,100
Total stockholders' equity		1,738,417	1,047,383
Noncontrolling interests		2	2
Total equity		1,738,419	1,047,385
Total liabilities and stockholders' equity	$	3,239,534	$ 1,963,829

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Consolidated Statements of Comprehensive Income (Loss)

(dollars in thousands, except share data and per share amounts)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Revenue:				
Rental revenue	$ 69,434	$ 46,571	$ 210,901	$ 177,333
Expenses:				
Rental expenses	10,974	9,888	40,984	37,327
General and administrative expenses	3,244	1,870	8,421	5,396
Asset management fees	5,948	3,459	16,475	13,114
Depreciation and amortization	23,994	15,410	74,104	58,258
Impairment loss on real estate	8,000	—	21,000	—
Total expenses	52,160	30,627	160,984	114,095
Gain on real estate disposition	79	—	79	—
Income from operations	17,353	15,944	49,996	63,238
Interest and other expense, net	15,566	9,478	47,214	34,365
Net income attributable to common stockholders	$ 1,787	$ 6,466	$ 2,782	$ 28,873
Other comprehensive income (loss):				
Unrealized income (loss) on interest rate swaps, net	$ 2,379	$ (4,975)	$ (10,907)	$ 2,390
Other comprehensive income (loss)	2,379	(4,975)	(10,907)	2,390
Comprehensive income (loss) attributable to common stockholders	$ 4,166	$ 1,491	$ (8,125)	$ 31,263
Weighted average number of common shares outstanding:				
Basic	218,928,165	135,271,638	157,247,345	131,040,645
Diluted	218,955,915	135,297,138	157,271,668	131,064,388
Net income per common share attributable to common stockholders:				
Basic	$ 0.01	$ 0.05	$ 0.02	$ 0.22
Diluted	$ 0.01	$ 0.05	$ 0.02	$ 0.22

See the glossary for a description of the company's non-GAAP financial and operating metrics.

FFO, MFFO and AFFO

(dollars in thousands, except share data and per share amounts)

	Three Months Ended December 31,		Year Ended December 31,	
	2019	**2018**	**2019**	**2018**
Net income attributable to common stockholders	$ 1,787	$ 6,466	$ 2,782	$ 28,873
Adjustments:				
Depreciation and amortization[1]	23,994	15,410	74,104	58,258
Gain on real estate disposition	(79)	—	(79)	—
Impairment loss on real estate	8,000	—	21,000	—
FFO attributable to common stockholders	$ 33,702	$ 21,876	$ 97,807	$ 87,131
Adjustments:				
Amortization of intangible assets and liabilities[2]	(810)	(1,022)	(4,248)	(4,280)
Reduction in the carrying amount of right-of-use assets - operating leases, net	212	—	577	—
Straight-line rent[3]	(5,767)	(3,355)	(14,207)	(13,364)
Ineffectiveness of interest rate swaps	—	70	—	98
MFFO attributable to common stockholders	$ 27,337	$ 17,569	$ 79,929	$ 69,585
Adjustments:				
Amortized deferred financing costs	949	605	2,825	2,810
Stock-based compensation	25	23	89	90
AFFO atrributable to common stockholders	$ 28,311	$ 18,197	$ 82,843	$ 72,485
Weighted average common shares outstanding - basic	218,928,165	135,271,638	157,247,345	131,040,645
Weighted average common shares outstanding - diluted	218,955,915	135,297,138	157,271,668	131,064,388
Net income per common share - basic, diluted	$ 0.01	$ 0.05	$ 0.02	$ 0.22
FFO per common share - basic, diluted	$ 0.15	$ 0.16	$ 0.62	$ 0.66
MFFO per common share - basic, diluted	$ 0.12	$ 0.13	$ 0.51	$ 0.53
AFFO per common share - basic, diluted	$ 0.13	$ 0.13	$ 0.53	$ 0.55

(1) During the year ended December 31, 2019, the company wrote off two in-place lease intangible assets in the amount of approximately $3.2 million by accelerating the amortization of the acquired intangible assets.

(2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the year ended December 31, 2019, the company wrote off one below-market lease intangible liability in the amount of approximately $0.2 million by accelerating the amortization of the acquired intangible liability.

(3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the year ended December 31, 2019, the company wrote off approximately $0.5 million of straight-line rent. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with our analysis of operating performance.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

EBIT, EBITDA and EBITDAre

(dollars in thousands)

	Three Months Ended December 31,				Year Ended December 31,			
	2019		2018		2019		2018	
Net income attributable to common stockholders	$	1,787	$	6,466	$	2,782	$	28,873
Adjustments:								
Total interest and other expense, net		15,566		9,478		47,214		34,365
EBIT		17,353		15,944		49,996		63,238
Depreciation and amortization		23,994		15,410		74,104		58,258
Impairment loss on real estate		8,000		—		21,000		—
EBITDA		49,347		31,354		145,100		121,496
Cash deposits interest		155		450		566		678
EBITDAre	$	49,502	$	31,804	$	145,666	$	122,174

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Net Operating Income (NOI)

(dollars in thousands)

Cash Net Operating Income

	Three Months Ended December 31,		Year Ended December 31,	
	2019	2018	2019	2018
Rental revenue	$ 69,434	$ 46,571	$ 210,901	$ 177,333
Rental expenses	(10,974)	(9,888)	(40,984)	(37,327)
Net operating income	58,460	36,683	169,917	140,006
Adjustments:				
Straight-line rent, net of bad debt expense	(5,767)	(3,355)	(14,207)	(13,364)
Amortization of above- and below-market leases, net	(810)	(1,022)	(4,248)	(4,280)
Cash NOI	$ 51,883	$ 32,306	$ 151,462	$ 122,362
Cash NOI margin	74.7 %	69.4 %	71.8 %	69.0 %
Cash NOI yield[1]	6.7 %	7.0 %	6.9 %	7.0 %

Healthcare Net Operating Income

	Three Months Ended December 31,		Year Ended December 31,	
	2019	2018	2019	2018
Rental revenue	$ 42,490	$ 19,788	$ 101,212	$ 74,107
Rental expenses	(4,220)	(2,629)	(10,714)	(10,038)
Healthcare NOI	$ 38,270	$ 17,159	$ 90,498	$ 64,069
Healthcare NOI margin	90.1 %	86.7 %	89.4 %	86.5 %
Healthcare NOI yield[1]	7.1 %	7.6 %	7.3 %	7.5 %

Data Center Net Operating Income

	Three Months Ended December 31,		Year Ended December 31,	
	2019	2018	2019	2018
Rental revenue	$ 26,944	$ 26,783	$ 109,689	$ 103,226
Rental expenses	(6,754)	(7,259)	(30,270)	(27,289)
Data Center NOI	$ 20,190	$ 19,524	$ 79,419	$ 75,937
Data Center NOI margin	74.9 %	72.9 %	72.4 %	73.6 %
Data Center NOI yield[1]	8.5 %	8.3 %	8.4 %	8.4 %

(1) Calculated using annualized NOI for the three months ended December 31, 2019 and actual NOI for the twelve months ended December 31, 2019 and 2018, respectively, to weighted average real estate investment since inception.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Same Store NOI and Occupancy Trends

Total Same Store NOI and Occupancy


97.4%
97.4%
96.7%
96.7%
96.2%
$35.9
$35.9
$35.4
$35.7
$36.6
$37M
$35M
$33M
$31M
$29M
$27M
$25M
100%
90%
80%
70%
60%
50%
Net Operating Income
End of Period Occupancy
4Q18
1Q19
2Q19
3Q19
4Q19

77 Properties[1]

Healthcare Same Store NOI and Occupancy


99.2%
99.2%
96.7%
96.7%
96.7%
$16.6
$16.4
$15.9
$16.1
$16.6
$16M
$12M
$8M
$4M
$0M
100%
90%
80%
70%
60%
50%
Net Operating Income
End of Period Occupancy
4Q18
1Q19
2Q19
3Q19
4Q19

49 Properties[1]

Data Center Same Store NOI and Occupancy


96.2%
96.2%
96.7%
96.7%
95.8%
$19.3
$19.5
$19.5
$19.6
$20.0
$20M
$15M
$10M
$5M
$0M
100%
90%
80%
70%
60%
50%
Net Operating Income
End of Period Occupancy
4Q18
1Q19
2Q19
3Q19
4Q19

28 Properties[1]

(1) Each quarter's results are based on properties owned and operated as of October 1, 2018.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Debt

(dollars in millions)

The following includes a summary of key financial covenants for the company's unsecured credit facility, as defined and calculated per the terms of the facility's credit agreement. These calculations, which are not based on GAAP measurements, are presented to investors to show that the company is in compliance with the covenants and are not measures of the company's liquidity or performance.

Unsecured Credit Facility Key Covenants

	Required	Actual
Ratio of total indebtedness to total gross asset value	≤ 60.00%	46.00 %
Ratio of secured indebtedness to total gross asset value	≤ 40.00%	15.40 %
Ratio of adjusted EBITDA to fixed charges	≥ 1.75x	2.80x
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 2.00x	5.85x

Debt Summary

Fixed rate debt	Amount	Rate[1]	% of Total
Notes payable, fixed through interest rate swaps	$ 237.8	4.5 %	17.4 %
Notes payable	219.5	4.3 %	16.1 %
Credit facility term loan, fixed through interest rate swaps	250.0	4.2 %	18.3 %
Total fixed rate debt	707.3	4.3 %	51.8 %
Variable rate debt[2]			
Revolving line of credit	108.0	3.9 %	7.9 %
Credit facility term loan	550.0	3.9 %	40.3 %
Total principal debt	$ 1,365.3	4.2 %	100.0 %

Debt Maturities[3]


$600M
$500M
$400M
$300M
$200M
$100M
$0M
$141.5
$271.1
$280.0
$544.9
$105.4
2020
2021
2022
2023
2024
2025+
Notes Payable - Fixed
Notes Payable - Fixed through Swap
Credit Facility Term Loan - Fixed through Swap
Credit Facility Term Loan - Variable
Credit Facility Revolver - Variable 4

(1) Weighted average interest rate as of December 31, 2019.
(2) LIBOR plus an applicable margin based on the company's debt agreements.
(3) Excludes principal amortization payments.
(4) The revolving line of credit has a maturity date of April 27, 2022, subject to the operating partnership's right for one 12-month extension period.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Acquisitions and Dispositions

(dollars in thousands)

2019 Acqusitions

Date Acquired	Property	Rentable Square Feet	Market	State	Acquisition Price
08/16/2019	Bryant Healthcare Facility II	16,154	Little Rock	AR	$ 4,408
09/19/2019	Laredo Healthcare Facility	61,677	Laredo	TX	14,502
09/19/2019	Laredo Healthcare Facility II	118,132	Laredo	TX	27,736
09/19/2019	Poplar Bluff Healthcare Facility	71,519	Poplar Bluff	MO	15,757
09/19/2019	Tucson Healthcare Facility	34,009	Tucson	AZ	7,448
10/04/2019	Merger[1]	2,572,513	Various	Various	1,229,365
12/26/2019	Tucson Healthcare Facility II[2]	—	Tucson	AZ	651
12/27/2019	Tucson Healthcare Facility III[2]	—	Tucson	AZ	1,763
Total 2019 Acquisitions		2,874,004			$ 1,301,630

2019 Dispositions

Date Disposed	Property	Rentable Square Feet	Market	State	Sale Price
11/26/2019	Austin Healthcare Facility II[3]	8,900	Austin	TX	$ 3,106
Total 2019 Dispositions		8,900			$ 3,106

(1) As a result of the merger with Carter Validus Mission Critical REIT, Inc, the company acquired 60 properties located within 32 markets, in 18 states.
(2) Tuscon Healthcare Facility II and Tuscon Healthcare Facility III are developmental properties expected to comprise 61,000 and 20,000 rentable square feet, respectively, with anticipated completion in 2020.
(3) The disposition of Austin Healthcare Facility II consisted of one of three buildings and a portion of land. The company generated net proceeds of $2,882,000 and recognized an aggregate gain on sale of $79,000 for the year ended December 31, 2019.

Property Map

(as of December 31, 2019)



Properties per Market

- Single Healthcare Properties
- Multiple Healthcare Properties
- Single Data Center Properties
- Multiple Data Center Properties
- Corporate Headquarters

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Real Estate Diversification: Healthcare

Total Healthcare Statistics

	As of December 31, 2019	As of December 31, 2018
Rentable square feet	5,383,646	2,518,777
Number of properties	123	56
Weighted average annualized base rent per leased square foot	$ 27.67	$ 26.65
Weighted average remaining lease term	11.2 years	11.5 years
Weighted average occupancy	94.7 %	99.3 %

Top 10 Healthcare Markets[1,2]


Houston 11.2%
Dallas 8.1%
Oklahoma City 7.1%
San Antonio 5.7%
Philadelphia 5.0%
Akron 4.5%
Riverside 3.5%
Austin 2.9%
Cincinnati 2.7%
Lubbock 2.5%

Top 10 Healthcare Markets[1]

	As of December 31, 2019		As of December 31, 2018	
	Rentable Square Feet	% Leased[3]	Rentable Square Feet	% Leased[3]
Houston	593,111	90.4 %	203,824	100.0 %
Dallas	561,621	64.3 %	193,149	99.5 %
Oklahoma City	433,513	100.0 %	398,543	100.0 %
San Antonio	376,098	97.1 %	44,746	100.0 %
Philadelphia	122,356	100.0 %	122,356	100.0 %
Akron	191,269	100.0 %	—	— %
Riverside	73,643	100.0 %	47,008	100.0 %
Austin	125,271	100.0 %	106,996	100.0 %
Cincinnati	237,496	100.0 %	237,496	100.0 %
Lubbock	102,143	100.0 %	—	— %
Total	2,816,521	90.5 %	1,354,118	99.9 %

(1) Based on annualized December 2019 base rent.
(2) Percentages represent each market's annualized December 2019 base rent compared to total of all market's annualized December 2019 base rent.
(3) Weighted average occupancy based on rentable square feet.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Real Estate Diversification: Healthcare

Healthcare Lease Expirations


$100M
$80M
$60M
$40M
$20M
$0M
Annualized Base Rent
3.5M
3.0M
2.5M
2.0M
1.5M
1.0M
0.5M
0.0M
Square Feet
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Annualized Base Rent (December 2019)
Expiring Leased Square Footage

Tenant Diversification[1,2]


Post Acute Medical, LLC 16.3%
Baylor Scott and White Health 8.1%
Board of Regents of the Univ. of Texas System 7.3%
Select Medical Corporation 6.8%
Confidential Healthcare Tenant #10 6.2%
21st Century Oncology, Inc. 6.0%
Confidential Healthcare Tenant #11 5.0%
Surgery Partners, Inc. 4.8%
Confidential Healthcare Tenant #4 3.6%
Confidential Healthcare Tenant #3 3.0%

Property Diversification[1]


Medical Office Building
Inpatient Rehabilitation Facility
Acute Care Hospital
Long-Term Acute Care Hospital
Other
13.3%
1.6%
27.0%
35.9%
22.2%

(1) Based on annualized December 2019 base rent.
(2) Includes tenants under common control.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Real Estate Diversification: Data Centers

Total Data Center Statistics

	As of December 31, 2019	As of December 31, 2018
Rentable square feet	3,297,624	3,296,104
Number of properties	29	29
Weighted average annualized base rent per leased square foot	$ 24.97	$ 23.36
Weighted average remaining lease term	8.2 years	8.3 years
Weighted average occupancy	95.8 %	96.2 %

Top 10 Data Center Markets[1,2]


Atlanta 27.9%
Sacramento 8.4%
Washington D.C. 7.9%
San Jose 7.5%
Los Angeles 6.8%
Houston 6.7%
Bridgeport 4.9%
Oklahoma City 4.3%
Chicago 4.0%
Boston 3.5%

Top 10 Data Center Markets[1]

	As of December 31, 2019		As of December 31, 2018	
	Rentable Square Feet	% Leased[3]	Rentable Square Feet	% Leased[3]
Atlanta	1,074,570	89.7 %	1,073,050	91.8 %
Sacramento	132,839	82.4 %	132,839	82.4 %
Washington D.C.	131,331	97.3 %	131,331	97.3 %
San Jose	152,983	100.0 %	152,983	100.0 %
Los Angeles	288,000	100.0 %	288,000	100.0 %
Houston	103,200	100.0 %	103,200	100.0 %
Bridgeport	167,691	100.0 %	167,691	100.0 %
Oklahoma City	92,456	100.0 %	92,456	100.0 %
Chicago	181,097	100.0 %	181,097	94.4 %
Boston	153,000	100.0 %	153,000	100.0 %
Total	2,477,167	94.5 %	2,475,647	95.0 %

(1) Based on annualized December 2019 base rent.
(2) Percentages represent each market's annualized December 2019 base rent compared to total of all market's annualized December 2019 base rent.
(3) Weighted average occupancy based on rentable square feet.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Real Estate Diversification: Data Centers

Data Center Lease Expirations


$30M
$25M
$20M
$15M
$10M
$5M
$0M
Annualized Base Rent
1.2M
1.0M
0.8M
0.6M
0.4M
0.2M
0.0M
Square Feet
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Annualized Base Rent (December 2019)
Expiring Leased Square Footage

Tenant Diversification[1,2]


Dawn Acquisitions, LLC 10.9%
CenturyLink, Inc. 10.7%
American Cancer Society, Inc. 6.7%
BP Corporation North America, Inc. 6.7%
U.S. South Communications, Inc. 6.3%
Sungard AS New Holdings, LLC 6.1%
Confidential Data Center Tenant #3 5.7%
Internap Network Services Corporation 5.0%
CyrusOne, LP 4.9%
Ensono, LP 4.6%

Property Diversification[1]


Enterprise
Wholesale
Colocation
15.5%
30.3%
54.2%

(1) Based on annualized December 2019 base rent.
(2) Includes tenants under common control.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Real Estate Diversification: Total Portfolio

Total Portfolio Statistics

	As of December 31, 2019	As of December 31, 2018
Rentable square feet	8,681,270	5,814,881
Number of properties	152	85
Weighted average annualized base rent per leased square foot	$ 26.64	$ 27.36
Weighted average remaining lease	10.1 years	9.7 years
Weighted average occupancy	95.1 %	97.6 %

Top 10 Total Markets[1,2]


Atlanta
10.1%
Houston
9.5%
Oklahoma City
6.1%
Dallas
5.2%
Philadelphia
3.8%
San Antonio
3.6%
Sacramento
3.0%
Los Angeles
2.9%
Akron
2.9%
Washington D.C.
2.9%

Top 10 Total Markets[1]

	As of December 31, 2019		As of December 31, 2018	
	Rentable Square Feet	% Leased[3]	Rentable Square Feet	% Leased[3]
Atlanta	1,074,570	89.7 %	1,073,050	91.8 %
Houston	696,311	91.8 %	307,024	100.0 %
Oklahoma City	525,969	100.0 %	490,999	100.0 %
Dallas	561,621	64.3 %	193,149	99.5 %
Philadelphia	172,356	100.0 %	172,356	100.0 %
San Antonio	376,098	97.1 %	44,746	100.0 %
Sacramento	132,839	82.4 %	132,839	82.4 %
Los Angeles	300,163	100.0 %	288,000	100.0 %
Akron	191,269	100.0 %	—	— %
Washington D.C.	131,331	97.3 %	131,331	97.3 %
Total	4,162,527	90.3 %	2,833,494	95.9 %

(1) Based on annualized December 2019 base rent.
(2) Percentages represent each market's annualized December 2019 base rent compared to total of all market's annualized December 2019 base rent.
(3) Weighted average occupancy based on rentable square feet.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Real Estate Diversification: Total Portfolio

Total Portfolio Lease Expirations


$140M
$120M
$100M
$80M
$60M
$40M
$20M
$0M
Annualized Base Rent
5.0M
4.0M
3.0M
2.0M
1.0M
0.0M
Square Feet
2020
2021
2022
2023
2024
2025
2026
2027
2028
2029
Thereafter
Annualized Base Rent (December 2019)
Expiring Leased Square Footage

Tenant Diversification[1,2]


Post Acute Medical, LLC 10.5%
Baylor Scott and White Health 5.2%
Board of Regents of the Univ. of Texas System 4.7%
Select Medical Corporation 4.4%
Confidential Healthcare Tenant #10 4.0%
Dawn Acquisitions, LLC 3.9%
CenturyLink, Inc. 3.8%
21st Century Oncology, Inc. 3.8%
Confidential Healthcare Tenant #11 3.2%
Surgery Partners, Inc. 3.1%

Property Diversification[1]


Data Center
Healthcare
36.0%
64.0%

Tenant Credit Concentrations[3,4]


Investment Grade Rated Tenant/Guarantor
Non-Investment Grade Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor
Non-Rated Tenant/Guarantor affiliated with Investment Grade Rated Partner
15.5%
18.4%
48.6%
17.5%

(1) Based on annualized December 2019 base rent.
(2) Includes tenants under common control.
(3) Based on rental revenue for the twelve months ended December 31, 2019.
(4) Represents direct leases with top health systems and their subsidiaries. All credit ratings are from major credit rating agencies. Parent tenant credit rating is used where direct tenant is not rated.

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Portfolio: Healthcare

Healthcare Properties

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Akron	Akron Healthcare Facility	OH	98,705	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility II	OH	38,564	10/4/2019	100.0 %	Medical Office Building
Akron	Akron Healthcare Facility III	OH	54,000	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Alexandria	Alexandria Healthcare Facility	LA	15,600	10/4/2019	100.0 %	Medical Office Building
Appleton	Appleton Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Augusta	Augusta Healthcare Facility	ME	51,000	7/22/2015	100.0 %	Medical Office Building
Augusta	Oakland Healthcare Facility	ME	20,000	7/22/2015	100.0 %	Medical Office Building
Austin	Austin Healthcare Facility	TX	66,095	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Austin	Austin Healthcare Facility II	TX	18,275	10/4/2019	100.0 %	Medical Office Building
Austin	Luling Healthcare Facility	TX	40,901	7/30/2015	100.0 %	Long-Term Acute Care Hospital
Beaumont	Beaumont Healthcare Facility	TX	61,000	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Boston	Stoughton Healthcare Facility	MA	180,744	12/23/2014	100.0 %	Long-Term Acute Care Hospital
Bremerton	Silverdale Healthcare Facility	WA	25,892	8/25/2017	100.0 %	Medical Office Building
Bremerton	Silverdale Healthcare Facility II	WA	19,184	9/20/2017	100.0 %	Medical Office Building
Brownsville	Harlingen Healthcare Facility	TX	38,111	10/4/2019	100.0 %	Medical Office Building
Chicago	Aurora Healthcare Facility	IL	24,722	3/30/2017	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility	OH	14,868	10/29/2014	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility II	OH	139,428	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Cincinnati Healthcare Facility III	OH	41,600	7/22/2015	100.0 %	Medical Office Building
Cincinnati	Florence Healthcare Facility	KY	41,600	7/22/2015	100.0 %	Medical Office Building
Corpus Christi	Corpus Christi Healthcare Facility	TX	25,102	12/22/2016	100.0 %	Medical Office Building
Dallas	Allen Healthcare Facility	TX	42,627	3/31/2017	100.0 %	Inpatient Rehabilitation Facility
Dallas	Carrollton Healthcare Facility	TX	21,990	4/27/2018	100.0 %	Medical Office Building
Dallas	Dallas Healthcare Facility	TX	62,390	10/4/2019	100.0 %	Acute Care Hospital
Dallas	Dallas Healthcare Facility II	TX	199,182	10/4/2019	— %	Acute Care Hospital
Dallas	Fort Worth Healthcare Facility	TX	83,464	12/31/2014	100.0 %	Acute Care Hospital
Dallas	Fort Worth Healthcare Facility II	TX	8,268	12/31/2014	87.0 %	Medical Office Building
Dallas	Fort Worth Healthcare Facility III	TX	36,800	12/23/2015	100.0 %	Medical Office Building
Dallas	Frisco Healthcare Facility	TX	45,500	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Dallas	Grapevine Healthcare Facility	TX	61,400	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Denver	Denver Healthcare Facility	CO	131,210	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Des Moines	Clive Healthcare Facility	IA	58,156	11/26/2018	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility	IA	18,116	9/26/2018	100.0 %	Medical Office Building
Des Moines	Indianola Healthcare Facility II	IA	20,990	9/26/2018	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Portfolio: Healthcare (continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Destin	Crestview Healthcare Facility	FL	5,685	10/4/2019	100.0 %	Medical Office Building
Destin	Fort Walton Beach Healthcare Facility	FL	9,017	10/4/2019	100.0 %	Medical Office Building
Destin	Santa Rosa Beach Healthcare Facility	FL	5,000	10/4/2019	100.0 %	Medical Office Building
Elkhart	Goshen Healthcare Facility	IN	15,462	10/4/2019	100.0 %	Medical Office Building
Fayetteville	Fayetteville Healthcare Facility	AR	55,740	10/4/2019	100.0 %	Acute Care Hospital
Fort Myers	Bonita Springs Healthcare Facility	FL	9,800	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility	FL	32,148	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Fort Myers Healthcare Facility II	FL	47,089	10/4/2019	100.0 %	Medical Office Building
Fort Myers	Lehigh Acres Healthcare Facility	FL	5,746	10/4/2019	100.0 %	Medical Office Building
Grand Rapids	Grand Rapids Healthcare Facility	MI	106,807	12/7/2016	83.0 %	Medical Office Building
Green Bay	Bellevue Healthcare Facility	WI	5,838	10/4/2019	100.0 %	Medical Office Building
Green Bay	De Pere Healthcare Facility	WI	7,100	10/4/2019	100.0 %	Medical Office Building
Green Bay	Howard Healthcare Facility	WI	7,552	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility	WI	7,987	10/4/2019	100.0 %	Medical Office Building
Green Bay	Manitowoc Healthcare Facility II	WI	36,090	10/4/2019	100.0 %	Medical Office Building
Green Bay	Marinette Healthcare Facility	WI	4,178	10/4/2019	100.0 %	Medical Office Building
Green Bay	Sturgeon Bay Healthcare Facility	WI	3,100	10/4/2019	100.0 %	Medical Office Building
Hammond	Hammond Healthcare Facility	LA	63,000	10/4/2019	100.0 %	Acute Care Hospital
Hammond	Hammond Healthcare Facility II	LA	23,835	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Houston	Houston Healthcare Facility	TX	13,645	7/31/2014	100.0 %	Medical Office Building
Houston	Houston Healthcare Facility II	TX	102,369	6/30/2015	44.0 %	Long-Term Acute Care Hospital
Houston	Houston Healthcare Facility III	TX	16,217	10/4/2019	100.0 %	Medical Office Building
Houston	Katy Healthcare Facility	TX	34,296	6/8/2018	100.0 %	Other
Houston	Webster Healthcare Facility	TX	53,514	6/5/2015	100.0 %	Inpatient Rehabilitation Facility
Houston	Webster Healthcare Facility II	TX	373,070	10/4/2019	100.0 %	Acute Care Hospital
Jacksonville	Jacksonville Healthcare Facility	FL	13,082	10/4/2019	100.0 %	Medical Office Building
Kansas City	Overland Park Healthcare Facility	MO	54,568	2/17/2015	100.0 %	Inpatient Rehabilitation Facility
Lafayette	Lafayette Healthcare Facility	LA	73,824	10/4/2019	100.0 %	Acute Care Hospital
Lakeland	Winter Haven Healthcare Facility	FL	7,560	1/27/2015	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility	TX	61,677	9/19/2019	100.0 %	Medical Office Building
Laredo	Laredo Healthcare Facility II	TX	118,132	9/19/2019	100.0 %	Medical Office Building
Las Vegas	Henderson Healthcare Facility	NV	6,685	10/4/2019	100.0 %	Medical Office Building
Las Vegas	Las Vegas Healthcare Facility	NV	56,220	6/24/2016	100.0 %	Inpatient Rehabilitation Facility
Las Vegas	Las Vegas Healthcare Facility II	NV	6,963	10/4/2019	100.0 %	Medical Office Building
Lexington	Frankfort Healthcare Facility	KY	4,000	10/4/2019	100.0 %	Medical Office Building
Little Rock	Benton Healthcare Facility	AR	104,419	10/17/2018	100.0 %	Medical Office Building

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Portfolio: Healthcare (continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Little Rock	Benton Healthcare Facility II	AR	11,350	10/17/2018	100.0 %	Medical Office Building
Little Rock	Bryant Healthcare Facility	AR	23,450	10/17/2018	100.0 %	Medical Office Building
Little Rock	Bryant Healthcare Facility II	AR	16,154	8/16/2019	100.0 %	Medical Office Building
Little Rock	Hot Springs Healthcare Facility	AR	8,573	10/17/2018	100.0 %	Medical Office Building
Los Angeles	El Segundo Healthcare Facility	CA	12,163	10/4/2019	100.0 %	Medical Office Building
Lubbock	Lubbock Healthcare Facility	TX	102,143	10/4/2019	100.0 %	Acute Care Hospital
Martinsburg	Fairlea Healthcare Facility	MD	5,200	10/4/2019	100.0 %	Medical Office Building
New Orleans	Covington Healthcare Facility	LA	43,250	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Oklahoma City	Edmond Healthcare Facility	OK	17,700	1/20/2016	100.0 %	Medical Office Building
Oklahoma City	Newcastle Healthcare Facility	OK	7,424	2/3/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility	OK	94,076	12/29/2015	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility II	OK	41,394	12/29/2015	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility III	OK	5,000	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility IV	OK	8,762	1/27/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility V	OK	43,676	2/11/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VI	OK	14,676	3/7/2016	100.0 %	Medical Office Building
Oklahoma City	Oklahoma City Healthcare Facility VII	OK	102,978	6/22/2016	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility VIII	OK	62,857	6/30/2016	100.0 %	Acute Care Hospital
Oklahoma City	Oklahoma City Healthcare Facility IX	OK	34,970	10/4/2019	100.0 %	Medical Office Building
Omaha	Omaha Healthcare Facility	NE	40,402	10/14/2015	100.0 %	Other
Oshkosh	Oshkosh Healthcare Facility	WI	8,717	10/4/2019	100.0 %	Medical Office Building
Philadelphia	Marlton Healthcare Facility	PA	89,139	11/1/2016	100.0 %	Inpatient Rehabilitation Facility
Philadelphia	Wyomissing Healthcare Facility	PA	33,217	7/24/2015	100.0 %	Acute Care Hospital
Pittsburgh	Clarion Healthcare Facility	PA	33,000	6/1/2015	100.0 %	Medical Office Building
Poplar Bluff	Poplar Bluff Healthcare Facility	MO	71,519	9/19/2019	100.0 %	Medical Office Building
Providence	New Bedford Healthcare Facility	RI	70,657	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Providence	North Smithfield Healthcare Facility	RI	92,944	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Riverside	Palm Desert Healthcare Facility	CA	6,963	10/4/2019	100.0 %	Medical Office Building
Riverside	Rancho Mirage Healthcare Facility	CA	47,008	3/1/2016	100.0 %	Inpatient Rehabilitation Facility
Riverside	Rancho Mirage Healthcare Facility II	CA	7,432	10/4/2019	100.0 %	Medical Office Building
Riverside	Yucca Valley Healthcare Facility	CA	12,240	10/4/2019	100.0 %	Medical Office Building
Saginaw	Saginaw Healthcare Facility	MI	87,843	12/21/2017	100.0 %	Medical Office Building
San Antonio	New Braunfels Healthcare Facility	TX	27,971	10/4/2019	100.0 %	Long-Term Acute Care Hospital
San Antonio	San Antonio Healthcare Facility	TX	44,746	6/29/2017	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility II	TX	82,316	10/4/2019	100.0 %	Acute Care Hospital

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Portfolio: Healthcare (continued)

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
San Antonio	San Antonio Healthcare Facility III	TX	50,000	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility IV	TX	113,136	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
San Antonio	San Antonio Healthcare Facility V	TX	57,929	10/4/2019	81.0 %	Medical Office Building
Sarasota	Lakewood Ranch Healthcare Facility	FL	10,919	10/4/2019	100.0 %	Medical Office Building
Savannah	Savannah Healthcare Facility	GA	48,184	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Scranton	Wilkes-Barre Healthcare Facility	PA	15,996	10/4/2019	100.0 %	Medical Office Building
Sherman	Sherman Healthcare Facility	TX	57,576	11/20/2015	100.0 %	Acute Care Hospital
Sherman	Sherman Healthcare Facility II	TX	8,055	11/20/2015	100.0 %	Medical Office Building
St. Louis	Bridgeton Healthcare Facility	MO	66,914	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
St. Louis	St. Louis Healthcare Facility	MO	21,823	10/4/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility	AZ	34,009	9/19/2019	100.0 %	Medical Office Building
Tucson	Tucson Healthcare Facility II[1]	AZ	—	12/26/2019	— %	Other
Tucson	Tucson Healthcare Facility III[1]	AZ	—	12/27/2019	— %	Medical Office Building
Valdosta	Valdosta Healthcare Facility	GA	24,750	11/28/2018	100.0 %	Medical Office Building
Valdosta	Valdosta Healthcare Facility II	GA	12,745	11/28/2018	100.0 %	Medical Office Building
Victoria	Victoria Healthcare Facility	TX	34,297	10/4/2019	100.0 %	Inpatient Rehabilitation Facility
Victoria	Victoria Healthcare Facility II	TX	28,752	10/4/2019	100.0 %	Long-Term Acute Care Hospital
Winston	Winston-Salem Healthcare Facility	NC	22,200	12/17/2014	100.0 %	Medical Office Building

(1) Tuscon Healthcare Facility II and Tuscon Healthcare Facility III are developmental properties expected to comprise 61,000 and 20,000 rentable square feet, respectively, and be 100.0% occupied with anticipated completion in 2020.

Portfolio: Data Centers

Data Center Properties

Market	Property Name	State	Rentable Square Feet	Date Acquired	Occupancy	Property Subtype
Atlanta	Alpharetta Data Center	GA	77,322	2/2/2016	100.0 %	Colocation
Atlanta	Atlanta Data Center	GA	997,248	6/15/2017	88.9 %	Wholesale
Boston	Andover Data Center	MA	153,000	11/8/2016	100.0 %	Colocation
Bridgeport	Norwalk Data Center	CT	167,691	3/30/2017	100.0 %	Colocation
Canton	Canton Data Center	OH	29,960	10/3/2018	100.0 %	Colocation
Charlotte	Charlotte Data Center	NC	52,924	5/15/2017	100.0 %	Colocation
Chicago	Chicago Data Center	IL	115,352	12/28/2016	100.0 %	Colocation
Chicago	Elgin Data Center	IL	65,745	12/22/2017	100.0 %	Colocation
Cincinnati	Cincinnati Data Center	OH	69,826	6/30/2017	100.0 %	Enterprise
Columbia	Blythewood Data Center	SC	64,637	12/29/2016	100.0 %	Colocation
Flint	Flint Data Center	MI	32,500	2/2/2016	100.0 %	Colocation
Houston	Houston Data Center	TX	103,200	11/16/2017	100.0 %	Enterprise
Indianapolis	Indianapolis Data Center	IN	43,724	4/1/2015	100.0 %	Colocation
Los Angeles	Hawthorne Data Center	CA	288,000	9/27/2016	100.0 %	Colocation
Minneapolis	Eagan Data Center	MN	87,402	6/29/2015	100.0 %	Enterprise
Minneapolis	Minnetonka Data Center	MN	135,240	8/28/2015	100.0 %	Colocation
Nashville	Franklin Data Center	TN	71,726	3/31/2016	100.0 %	Colocation
New York City	Somerset Data Center	NJ	36,118	6/29/2016	100.0 %	Colocation
Oklahoma City	Oklahoma City Data Center	OK	92,456	12/27/2017	100.0 %	Colocation
Philadelphia	King of Prussia Data Center	PA	50,000	9/28/2017	100.0 %	Enterprise
Phoenix	Tempe Data Center	AZ	44,244	1/26/2017	100.0 %	Enterprise
Phoenix	Tempe Data Center II	AZ	58,560	9/29/2017	100.0 %	Colocation
Sacramento	Rancho Cordova Data Center	CA	69,048	3/14/2018	100.0 %	Colocation
Sacramento	Rancho Cordova Data Center II	CA	63,791	3/14/2018	63.3 %	Wholesale
San Jose	San Jose Data Center	CA	76,410	6/13/2018	100.0 %	Enterprise
San Jose	Sunnyvale Data Center	CA	76,573	6/28/2017	100.0 %	Colocation
Waco	Waco Data Center	TX	43,596	12/30/2015	100.0 %	Colocation
Washington D.C.	McLean Data Center	VA	69,329	10/17/2016	94.9 %	Colocation
Washington D.C.	McLean Data Center II	VA	62,002	10/17/2016	100.0 %	Colocation

See the glossary for a description of the company's non-GAAP financial and operating metrics.

Glossary

Annualized Base Rent

is the sum of each tenant's base rent in the last month of the period multiplied by twelve, unless otherwise specified.

Earnings Before Interest, Taxes (EBIT), Earnings Before Interest, Taxes, Depreciation and Amortization (EBITDA) and Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

are supplemental performance measures defined as net income or loss, computed in accordance with GAAP, adjusted for interest expense and income tax expense (benefit). EBITDA and EBITDAre are further adjusted by depreciation and amortization. EBITDAre also includes adjustments for impairment write-downs on real estate and gains or losses from disposition of property. EBITDA and EBITDAre are definitions promulgated by the National Association of Real Estate Investment Trusts (NAREIT). Each of these metrics are important indicators of the company's operating performance.

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to EBIT, EBITDA and EBITAre for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income (loss) attributable to common stockholders	$ 1,787	$ (9,630)	$ 6,264	$ 4,361	$ 6,466
Adjustments:					
Total interest and other expense, net	15,566	11,920	9,893	9,835	9,478
EBIT	17,353	2,290	16,157	14,196	15,944
Depreciation and amortization	23,994	16,254	15,610	18,246	15,410
Impairment loss on real estate	8,000	13,000	—	—	—
EBITDA	49,347	31,544	31,767	32,442	31,354
Cash deposits interest	155	158	133	120	450
EBITDAre	$ 49,502	$ 31,702	$ 31,900	$ 32,562	$ 31,804

Fair Market Value of Real Estate Investments

is determined as fair market value of real estate-related investments calculated as of the date of the then current NAV (as defined below) plus total aggregate purchase price of real estate investments acquired after that date.

Funds From Operations (FFO), Modified Funds From Operations (MFFO) and Adjusted Funds From Operations (AFFO)

Funds From Operations (FFO), Modified Funds From Operations (MFFO) and Adjusted Funds From Operations (AFFO) are non-GAAP financial measures. FFO is calculated using the NAREIT definition: net income (computed in accordance with GAAP), excluding gains (or losses) from sales of property and asset impairment write-downs, plus depreciation and amortization of real estate assets, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect FFO on the same basis. In addition to FFO, the company uses MFFO as a supplemental financial performance measure of the company's operating performance and believe it is frequently used by investors and other interested parties in the evaluation of non-traded REITs. The company's MFFO calculation complies with the Institute of Portfolio Alternative's (IPA) Practice Guideline by excluding amortization of above- and below-market leases, along with the right-of-use-assets - operating leases and operating lease liabilities, resulting from above- and below-market ground leases, amounts related to straight-line rents and ineffectiveness of interest rate swaps. The other adjustments included in the IPA's Practice Guideline are not applicable to the company. In addition to FFO and MFFO, the company uses AFFO as a supplemental financial performance metric to further evaluate its operating performance. The company calculates AFFO, a non-GAAP measure, by further adjusting MFFO for the following items included in the determination of GAAP net income: amortization of deferred financing costs and stock-based compensation, after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are calculated to reflect AFFO on the same basis. Other REITs report AFFO, however other REITs may use different methodologies for calculating AFFO and, accordingly, the company's AFFO may not be comparable to other REITs.

FFO, MFFO and AFFO are not intended to represent cash flow from operations for the period and are only intended to provide an additional measure of performance by adjusting for the effect of certain items noted above. The company's management, along with others in the real estate industry, consider FFO, MFFO and AFFO to be appropriate supplemental measures of REIT's operating performance because they provide a more complete understanding of the company's performance to investors and management.

Glossary

The following is a reconciliation of net income (loss) attributable to common stockholders, which is the most directly comparable GAAP financial measure, to FFO, MFFO and AFFO for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Net income (loss) attributable to common stockholders	$ 1,787	$ (9,630)	$ 6,264	$ 4,361	$ 6,466
Adjustments:					
Depreciation and amortization[1]	23,994	16,254	15,610	18,246	15,410
Gain on real estate disposition	(79)	—	—	—	—
Impairment loss on real estate	8,000	13,000	—	—	—
FFO attributable to common stockholders	$ 33,702	$ 19,624	$ 21,874	$ 22,607	$ 21,876
Adjustments:					
Amortization of intangible assets and liabilities[2]	(810)	(1,285)	(1,077)	(1,076)	(1,022)
Reduction in the carrying amount of right-of-use assets - operating leases, net	212	141	111	113	—
Straight-line rent[3]	(5,767)	(2,784)	(2,982)	(2,674)	(3,355)
Ineffectiveness of interest rate swaps	—	—	—	—	70
MFFO attributable to common stockholders	$ 27,337	$ 15,696	$ 17,926	$ 18,970	$ 17,569
Adjustments:					
Amortization of deferred financing costs	949	647	623	606	605
Stock-based compensation	25	18	23	23	23
AFFO attributable to common stockholders	$ 28,311	$ 16,361	$ 18,572	$ 19,599	$ 18,197

(1) During the year ended December 31, 2019, the company wrote off two in-place lease intangible assets in the amount of approximately $3.2 million by accelerating the amortization of the acquired intangible assets.
(2) Under GAAP, certain intangibles are accounted for at cost and reviewed for impairment. However, because real estate values and market lease rates historically rise or fall with market conditions, management believes that by excluding charges related to amortization of these intangibles, MFFO provides useful supplemental information on the performance of the real estate. During the year ended December 31, 2019, the company wrote off one below-market lease intangible liability in the amount of approximately $0.2 million by accelerating the amortization of the acquired intangible liability.
(3) Under GAAP, rental revenue is recognized on a straight-line basis over the terms of the related lease (including rent holidays if applicable). This may result in income recognition that is significantly different than the underlying contract terms. During the year ended December 31, 2019, the company wrote off approximately $0.5 million of straight-line rent. By adjusting for the change in straight-line rent receivable, MFFO may provide useful supplemental information on the realized economic impact of lease terms, providing insight on the expected contractual cash flows of such lease terms, and aligns with the company's analysis of operating performance.

Interest Expense, Adjusted

is a non-GAAP measure that represents interest and other expense, net, as reported on the consolidated statement of comprehensive income, adjusted for cash deposits interest. This metric provides useful information to investors because it is used for the calculation of EBITDAre, which is defined above.

The following is a reconciliation of interest and other expense, net, which is the most directly comparable GAAP financial measure, to interest expense, adjusted for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Interest and other expense, net	$ 15,566	$ 11,920	$ 9,893	$ 9,835	$ 9,478
Cash deposits interest	155	158	133	120	450
Interest expense, adjusted	$ 15,721	$ 12,078	$ 10,026	$ 9,955	$ 9,928

Liquidity

is a non-GAAP financial metric that represents the outstanding cash and cash equivalents combined with the remaining borrowing base availability on the company's credit facility at the end of the period. This metric provides useful information to investors and management when examining the company's financing and investing decisions.

Glossary

Net Asset Value (NAV)

is determined by the Board of Directors and based on the estimated value of the company's assets, less the estimated value of the company's liabilities, divided by the approximate number of shares outstanding on a fully diluted basis. This valuation is performed in accordance with the provisions of Practice Guideline 2013-01, Valuations of Publicly Registered Non-Listed REITs, issued by the IPA in April 2013, in addition to guidance from the SEC.

Net Debt

is defined as principal debt outstanding less cash and cash equivalents. Net Debt provides useful information to investors and management by calculating and monitoring the company's leverage ratio.

The following is a reconciliation of total debt, net, which is the most directly comparable GAAP financial measure, to net debt for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Notes payable, net	$ 454,845	$ 463,770	$ 464,096	$ 464,273	$ 464,345
Credit facility, net	900,615	436,912	367,724	362,604	352,511
Total debt, net	1,355,460	900,682	831,820	826,877	816,856
Deferred financing costs, net	9,885	5,824	5,249	5,604	5,930
Principal outstanding	1,365,345	906,506	837,069	832,481	822,786
Cash and cash equivalents	69,342	67,969	66,049	73,727	68,360
Net debt	$ 1,296,003	$ 838,537	$ 771,020	$ 758,754	$ 754,426

Net Operating Income (NOI) and Cash NOI

are non-GAAP financial measures. NOI is defined as rental revenues, less rental expenses on an accrual basis, excluding depreciation and amortization, general and administrative expenses, asset management fees and interest and other expense, net. Cash NOI is calculated to exclude the impact of certain GAAP adjustments to rental revenue, such as straight-line rent and amortization of above-market intangible lease assets and below-market lease intangible liabilities and is used to evaluate the cash-based performance of the company's real estate portfolio. The company believes that NOI and Cash NOI both serve as useful supplements to net income because they allow investors and management to measure unlevered property-level operating results and to compare these results to the comparable results of other real estate companies on a consistent basis. The company uses both NOI and Cash NOI to make decisions about resource allocations and to assess the property level performance of the real estate portfolio. As an indicator of financial performance, neither metric should be considered as an alternative to net income, determined in accordance with GAAP. The company believes that in order to facilitate a clear understanding of the consolidated historical operating results, both metrics should be examined in conjunction with net income as presented in the consolidated financial statements included on the company's Annual Report on Form 10-K filed with the SEC on March 27, 2019.

Occupancy

is a weighted average calculation of the portfolio's occupancy based on rentable square footage.

Glossary

Same Store Properties

are operating properties that were owned and operated for the entirety of all calendar periods being compared and exclude properties under development. To evaluate properties on a comparable basis, management analyzes metrics of same store properties in order to assess the core operations of the portfolio. By evaluating the net operating income of the same store properties, management is able to monitor the operations of the company's existing properties for comparable periods to measure the performance of the current portfolio and determine the effects of new acquisitions on net income.

The following is a reconciliation of net income (loss), attributable to common stockholders, which is the most directly comparable GAAP financial measure to Healthcare same store NOI, Data center same store NOI and Total same store NOI for the following quarterly periods (amounts in thousands):

	Three Months Ended				
	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019	December 31, 2018
Healthcare:					
Healthcare same store rental revenue	$ 18,394	$ 18,110	$ 17,611	$ 18,291	$ 18,919
Healthcare same store rental expense	(1,760)	(2,034)	(1,750)	(1,908)	(2,273)
Healhcare same store NOI	16,634	16,076	15,861	16,383	16,646
Data Centers:					
Data center same store rental revenue	26,721	28,011	27,613	26,455	26,570
Data center same store rental expense	(6,746)	(8,405)	(8,129)	(6,957)	(7,252)
Data center same store NOI	19,975	19,606	19,484	19,498	19,318
Total same store NOI	36,609	35,682	35,345	35,881	35,964
Non-same store rental revenue	24,319	1,942	1,713	1,721	1,082
Non-same store rental expense	(2,468)	(301)	(263)	(263)	(363)
General and administrative expenses	(3,244)	(2,239)	(1,535)	(1,403)	(1,870)
Asset management fees	(5,948)	(3,540)	(3,493)	(3,494)	(3,459)
Depreciation and amortization	(23,994)	(16,254)	(15,610)	(18,246)	(15,410)
Impairment loss on real estate	(8,000)	(13,000)	—	—	—
Gain on real estate disposition	79	—	—	—	—
Interest and other expense, net	(15,566)	(11,920)	(9,893)	(9,835)	(9,478)
Net income (loss) attributable to common stockholders	$ 1,787	$ (9,630)	$ 6,264	$ 4,361	$ 6,466

Remaining Lease Term

is a weighted average calculation of the portfolio's remaining lease term based on leased square footage.

Rent Escalation

is a weighted average calculation of the portfolio's rent escalations based on leased square footage.

Total Real Estate Investment

is based on aggregate contract purchase price of real estate properties acquired, including acquisition costs and additional capital expenditures incurred since inception.